Exhibit 10.30

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

March 30th, 2015

Worldwide Clinical Trials, Inc.
Attn: Tom Wardle, Global Head of Operations
401 North Maple Drive
Beverly Hills, CA 90210

Subject: Letter of Intent for Services with respect to “A randomized double-blind placebo controlled study of 2 doses of bryostatin 1 to assess the safety, tolerability and efficacy of bryostatin 1 for the treatment of severe Alzheimer’s disease”- NTRP101-202.

Dear Mr. Wardle:

This Letter of Intent (this “LOI”) confirms that Neurotrope BioScience, Inc. (“Sponsor”) has requested that Worldwide Clinical Trials, Inc. (together with its affiliates, “WCT”) appoint the staff necessary to commence performance of the start-up activities listed on Attachment A attached to and made a part of this LOI (the “Services”) for the above-referenced clinical development program. This LOI confirms that Sponsor and WCT have agreed that the performance of such Services shall commence immediately.

Sponsor and WCT agree that work on this project shall be governed by this LOI until a definitive agreement (the “Agreement”) with respect to the project has been executed. This LOI will expire sixty (60) days from the date hereof or as may be earlier cancelled or terminated as set forth below.

Within five (5) days of execution of this LOI, Sponsor shall pay to WCT a cash advance in the amount of two hundred ninety eight thousand one hundred fifty and 91/100 US dollars (USD $298,150.91) consisting of two hundred forty eight thousand one hundred fifty and 91/100 US dollars (USD $248,150.91) for direct fees and fifty thousand US dollars (USD $50,000.00) for pass through costs (the “Fee Advance”) in order to fund the initial commitment of time and resources by WCT, to perform the Services, as well as for any upfront payments required by third party vendors during the LOI period in a timely manner to avoid delays. If any of the Services require funding in excess of the Fee Advance, WCT shall seek the prior written approval of Sponsor before incurring any fees, expenses or costs associated with such Services.

The initial payment shall be made by wire transfer to the bank indicated in Attachment B.

WCT shall send monthly documented invoices for the fees and actual pass-through costs on the basis of actual Services completed in accordance with the budget, version 5 dated 9th March, 2015, attached hereto as Attachment C and made part of this LOI, and apply these against the Fee Advance. In the event that the Agreement is not executed prior to utilization of all of the Fee Advance, WCT shall only continue performance of the Services on receiving written approval of the Sponsor, and Sponsor agrees to compensate WCT on a monthly fee-for-services basis at the unit costs set forth in the budget in Attachment C.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Any amounts invoiced and paid on the basis of this LOI shall be deducted from the final payment schedule to be agreed upon in the Agreement. The parties acknowledge that no subjects will be screened or patients enrolled until the Agreement is executed.

WCT shall direct invoices to the attention of Elaine Grenier at the following email address including the identifying information required by Sponsor’s Clinical department:

Egrenier@neurotropebioscience.com
Protocol NRP101-202

In the event Sponsor wishes to cancel or terminate this LOI, Sponsor shall provide written notification to WCT at least ten (10) days in advance, and hereby agrees to remit to WCT payment for all Services completed through such date, and for any additional, reasonably necessary activities required to close-out the study, so long as all such activities can be accomplished within the Fee Advance stated above. If close out activities will result in the Fee Advance being exceeded WCT will not perform these activities without written consent of Sponsor. It is expressly agreed by the parties that upon any cancellation, termination or expiration (unless extended monthly) of this LOI, Sponsor shall have the right to a refund of any portion of the Fee Advance which has not been earned by WCT.

Sponsor agrees to indemnify and hold harmless WCT, its affiliates and their respective officers, directors, employees, agents and other representatives against third party claims, expenses, or losses (including reasonable attorneys’ fees) arising out of WCT’s provision of the Services, except to the extent such claims, expenses or losses are caused by WCT’s gross negligence or wilful misconduct.

WCT agrees to indemnify and hold harmless Sponsor, its affiliates and their respective officers, directors, employees and agents against third party claims, expenses or losses (including reasonable attorneys’ fees and costs) caused by WCT’s gross negligence or wilful misconduct.

The parties agree that failure by Sponsor to make timely payment shall constitute a material breach of the terms of this LOI and WCT shall immediately have the option, in its sole discretion, to cease performance of all Services hereunder. Each of Sponsor and WCT acknowledge and agree that the Confidentiality Agreement executed by the parties on January 16th, 2014 shall continue in full force and effect. Nothing in this LOI shall constitute an obligation on the part of Sponsor and WCT to enter into the Agreement.

Each party represents and warrants that the person signing this LOI is a duly authorized signatory and the parties intend this LOI to be binding and enforceable until the Agreement is executed. This LOI shall be governed by Delaware law.

Sincerely,

Neurotrope BioScience, Inc.

By:	Warren W. Wasiewski MD,

Name:	/s/ Warren Wasieski MD

Title	Chief Medical Officer

2 of 11

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

AGREED TO AND ACCEPTED BY
WORLDWIDE CLINICAL TRIALS, INC.

By:	/s/ James Avery Miles

Name:	James Avery Miles

Title:	Authorized Signatory

3 of 11

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A
Services

1.	Complete review of the protocol and protocol finalization with Sponsor
2.	Internal training of CRAs and study team
3.	Prepare informed consent
4.	Set up Trial Master File
5.	Identify trial sites
6.	Pre-study site visits
7.	Begin to process of negotiating clinical trial agreements- for 15 sites
8.	Develop site budgets- for 15 sites

Attachment B

Account Holder:	WORLDWIDE CLINICAL TRIALS, INC
Bank Name:	[c.i.]
Bank Address:	[c.i.]
[c.i.]
ABA No.:	[c.i.]
Bank Account No.:	[c.i.]
Routing:	[c.i.]
Swift Code:	[c.i.]

4 of 11

Attachment C

Worldwide Clinical Trials Budget Client: Study:	Neurotrope A randomized double-blind placebo controlled study of 2 doses of bryostatin 1 to assess the safety, tolerability and efficacy of bryostatin 1 for the treatment severe Alzheimer’s disease.

	Services	Unit	#Units	Unit Cost USD $	WCT Fees USD $

Clinical Start Up
o	Identify Investigators / Investigative Sites	Site	[c.i.]	[c.i.]	[c.i.]
o	Internal Training/Protocol Review	Protocol	[c.i.]	[c.i.]	[c.i.]
o	Essential Document Review Plan	Plan	[c.i.]	[c.i.]	[c.i.]
o	Collect Essential Documents	Site	[c.i.]	[c.i.]	[c.i.]
o	Essential Document Review	Site	[c.i.]	[c.i.]	[c.i.]
o	Investigator Agreements	Contract	[c.i.]	[c.i.]	[c.i.]
o	Creation of study manuals, procedures guidelines	Manual	[c.i.]	[c.i.]	[c.i.]
o	Adapt ICF to local requirements	Country	[c.i.]	[c.i.]	[c.i.]
o	Investigator Meeting Preparation	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Investigator Meeting Attendance
	> USA	Meeting	[c.i.]	[c.i.]	[c.i.]
o	CRA Training at IM	CRA	[c.i.]	[c.i.]	[c.i.]
o	Other CRA Training	CRA	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Study Start Up				[c.i.]
Regulatory Affairs
o	IRB Submissions (US and Canada)
	North America - Local IRB	Site	[c.i.]	[c.i.]	[c.i.]
	North America - Central IRB	Site	[c.i.]	[c.i.]	[c.i.]
o	Annual Regulatory Reports	Year	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Regulatory Affairs				[c.i.]
Trial Master File
o	TMF Set-up	TMF	[c.i.]	[c.i.]	[c.i.]
o	TMF Maintenance and Ongoing QC	Sites x Months	[c.i.]	[c.i.]	[c.i.]
o	TMF Final Reconciliation and Transfer	Site	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Trial Master File				[c.i.]
Communication
o	Internal Kick-off Meeting	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Sponsor Kick-off Meeting	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Sponsor Face-to-Face Meetings	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Sponsor Teleconferences	Teleconference	[c.i.]	[c.i.]	[c.i.]
o	Internal Teleconferences	Teleconference	[c.i.]	[c.i.]	[c.i.]
o	CRA Teleconferences/Meetings	Month	[c.i.]	[c.i.]	[c.i.]
o	Sponsor Medical Teleconferences	Month	[c.i.]	[c.i.]	[c.i.]

5 of 11

	Sub-Total Communication				[c.i.]
Vendor Contracting & Management
o	Identify and Contract with Vendors	Vendor	[c.i.]	[c.i.]	[c.i.]
o	Vendor Specifications	Vendor	[c.i.]	[c.i.]	[c.i.]
o	Vendor Management	Month	[c.i.]	[c.i.]	[c.i.]
o	Third Party Vendor Payment Set-up	Vendor	[c.i.]	[c.i.]	[c.i.]
o	Vendor Payment Processing	Payment	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Vendor Contracting & Management				[c.i.]
Clinical Monitoring
o	Pre-Study Site Visits	Site	[c.i.]	[c.i.]	[c.i.]
o	Site Initiation Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Interim Monitoring Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Additional Time on Site	Buckets of Time	[c.i.]	[c.i.]	[c.i.]
o	Site Close-Out Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Site Management	Site Month	[c.i.]	[c.i.]	[c.i.]
o	Lead CRA Support	Month	[c.i.]	[c.i.]	[c.i.]
o	Review of Site Visit Reports	Visit	[c.i.]	[c.i.]	[c.i.]
	Sub Total Clinical Monitoring				[c.i.]
Grant Payments
o	Contracts and Budgets Plan	Plan	[c.i.]	[c.i.]	[c.i.]
o	Investigator Budget Build	Build	[c.i.]	[c.i.]	[c.i.]
o	Grant Payment Setup	Contract	[c.i.]	[c.i.]	[c.i.]
o	Grant Payment Processing	Payment	[c.i.]	[c.i.]	[c.i.]
o	Sunshine Act Reporting (US)	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Grant Payments				[c.i.]
Drug Safety Services
o	Case Processing - High Complexity Service
	Initial SAE Processing - Argus Database	SAE	[c.i.]	[c.i.]	[c.i.]
	SAE Processing - Substantive Follow Ups***	SAE	[c.i.]	[c.i.]	[c.i.]
	Argus Database Set-up & Configuration	Database	[c.i.]	[c.i.]	[c.i.]
	Argus Database Hosting	Months	[c.i.]	[c.i.]	[c.i.]
	Safety Plan	Plan	[c.i.]	[c.i.]	[c.i.]
o	Safety Reporting/Communication Activities
	SUSARs to FDA	Report*SUSAR	[c.i.]	[c.i.]	[c.i.]
	SUSARs to EC / IRB	SUSAR*EC/IRB	[c.i.]	[c.i.]	[c.i.]
	SUSAR to Investigators	Investigators*SUS ARs	[c.i.]	[c.i.]	[c.i.]
	DSUR to EC/IRB	Report*EC/IRB	[c.i.]	[c.i.]	[c.i.]
o	Drug Safety Oversight	Months	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Safety				[c.i.]
Drug Safety Monitoring Board (DSMB)
o	DSMB Report Recommendation	Report	[c.i.]	[c.i.]	[c.i.]

6 of 11

o	DSMB Meeting Preparation	DSMB Meeting	[c.i.]	[c.i.]	[c.i.]
o	DSMB Meeting Attendance	DSMB Meeting	[c.i.]	[c.i.]	[c.i.]
	Sub-Total DSMB				[c.i.]
Medical Monitoring
o	Medical Monitor Start-up Activities	Month	[c.i.]	[c.i.]	[c.i.]
o	Medical Management	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Medical Monitoring				[c.i.]
Data Management
o	Data Management Ongoing Support	Month	[c.i.]	[c.i.]	[c.i.]
o	Preparation of Data Management File including DMP	Plan	[c.i.]	[c.i.]	[c.i.]
o	EDC System
	Design, Build and Validate EDC	System	[c.i.]	[c.i.]	[c.i.]
	Training Materials and Site Support	Set-up	[c.i.]	[c.i.]	[c.i.]
	Query generation, listing review and resolution of eCRF data	Page	[c.i.]	[c.i.]	[c.i.]
o	Edit Checks - Programmed	Project	[c.i.]	[c.i.]	[c.i.]
o	Coding of AE’s	Unique Term	[c.i.]	[c.i.]	[c.i.]
o	Coding of concomitant medications using WHODDE	Unique Term	[c.i.]	[c.i.]	[c.i.]
o	Coding of Medical History	Unique Term	[c.i.]	[c.i.]	[c.i.]
o	Database Quality Assessment	Report	[c.i.]	[c.i.]	[c.i.]
o	Database Locks	DB Lock	[c.i.]	[c.i.]	[c.i.]
o	Study DM Reports	System	[c.i.]	[c.i.]	[c.i.]
o	Receipt of data for reconciliation	Vendor	[c.i.]	[c.i.]	[c.i.]
o	Receipt of data for reconciliation	Upload	[c.i.]	[c.i.]	[c.i.]
o	SAE Reconciliation	SAE	[c.i.]	[c.i.]	[c.i.]
o	Data Transfers of raw data	Transfer	[c.i.]	[c.i.]	[c.i.]
o	EDC System use and ongoing data management	EDC System	[c.i.]	[c.i.]	[c.i.]
o	EDC Archival	Archival	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Data Management				[c.i.]
Biostatistics
o	Study Design Support / Consultancy	Project	[c.i.]	[c.i.]	[c.i.]
o	Biostats - ongoing PM support	Month	[c.i.]	[c.i.]	[c.i.]
o	Statistical Analysis Plan	Plan	[c.i.]	[c.i.]	[c.i.]
o	Patient Populations	Study	[c.i.]	[c.i.]	[c.i.]
o	Annotated CRF	CRF	[c.i.]	[c.i.]	[c.i.]
o	Design Unique Table Shells (Mocks)	Table	[c.i.]	[c.i.]	[c.i.]
o	Design Repeat Table Shells (Mocks)	Table	[c.i.]	[c.i.]	[c.i.]
o	Design Unique Listings Shells (Mocks)	Listing	[c.i.]	[c.i.]	[c.i.]
o	Randomisation Schedule	Randomisation	[c.i.]	[c.i.]	[c.i.]
o	Randomisation Kit List	Kit List	[c.i.]	[c.i.]	[c.i.]
o	Programming/QC of ADaM datasets	ADaM Dataset	[c.i.]	[c.i.]	[c.i.]

7 of 11

o	Programming/QC of Data Displays - Interim
	Unique Tables	Table	[c.i.]	[c.i.]	[c.i.]
	Repeat Tables	Table	[c.i.]	[c.i.]	[c.i.]
	Unique Listings	Table	[c.i.]	[c.i.]	[c.i.]
o	Programming/QC of Data Displays - Final
	Unique Tables	Table	[c.i.]	[c.i.]	[c.i.]
	Repeat Tables	Table	[c.i.]	[c.i.]	[c.i.]
	Unique Listings	Table	[c.i.]	[c.i.]	[c.i.]
	Unique Figures	Figure	[c.i.]	[c.i.]	[c.i.]
	Repeat Figures	Figure	[c.i.]	[c.i.]	[c.i.]
o	SDTM Datasets	Data Domain	[c.i.]	[c.i.]	[c.i.]
o	PK Data	Dataset	[c.i.]	[c.i.]	[c.i.]
o	Define XML	CDISC Dataset Types	[c.i.]	[c.i.]	[c.i.]
o	Statistical Analysis	Analysis	[c.i.]	[c.i.]	[c.i.]
o	Interim Analysis	Analysis	[c.i.]	[c.i.]	[c.i.]
o	CRF Review	Review	[c.i.]	[c.i.]	[c.i.]
o	Database Review	Review	[c.i.]	[c.i.]	[c.i.]
o	Edit Check Review	Review	[c.i.]	[c.i.]	[c.i.]
o	Electronic Data Transfer Specification	Specification	[c.i.]	[c.i.]	[c.i.]
o	Electronic Data Transfer Review	Review	[c.i.]	[c.i.]	[c.i.]
o	Statistical Contribution to CSR	Report	[c.i.]	[c.i.]	[c.i.]
o	Data Transfers	Transfer	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Biostatistics				[c.i.]
Clinical Writing
o	Informed Consent (ICF) Creation	ICF	[c.i.]	[c.i.]	[c.i.]
o	Clinical Study Report (CSR)	CSR	[c.i.]	[c.i.]	[c.i.]
o	CSR Appendices	CSR	[c.i.]	[c.i.]	[c.i.]
o	CSR Appendices (Narratives)	Narrative	[c.i.]	[c.i.]	[c.i.]
o	Safety/Efficacy Narratives	Narrative	[c.i.]	[c.i.]	[c.i.]
o	Annual Report Update	Update	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Clinical Writing				[c.i.]
Clinical Assessment and Training
o	Start-up communication, planning, preparation, scheduling and outreach to sites/raters	Month	[c.i.]	[c.i.]	[c.i.]
o	Initial Site Contact	Site	[c.i.]	[c.i.]	[c.i.]
o	Conduct communication, sponsor meetings, scheduling and outreach to sites/raters	Month	[c.i.]	[c.i.]	[c.i.]
o	Rater Experience Survey
	Database Set-up	Database	[c.i.]	[c.i.]	[c.i.]
	Data Entry & Review	Rater	[c.i.]	[c.i.]	[c.i.]
o	Rater Remediation	Rater	[c.i.]	[c.i.]	[c.i.]
o	Scale Management	Language	[c.i.]	[c.i.]	[c.i.]
o	Development of Training Material

8 of 11

	Simple	Presentation	[c.i.]	[c.i.]	[c.i.]
	Complex	Presentation	[c.i.]	[c.i.]	[c.i.]
o	CRA Co-Monitoring Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Screening Reviews	Review	[c.i.]	[c.i.]	[c.i.]
o	Baseline Reviews	Review	[c.i.]	[c.i.]	[c.i.]
o	EDC Reviews	Review	[c.i.]	[c.i.]	[c.i.]
o	Web Portal	Portal	[c.i.]	[c.i.]	[c.i.]
o	Final Report	Report	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Clinical Assessment and Training				[c.i.]
IxRS
o	SMART IVRS Build (Tier 4)	Build	[c.i.]	[c.i.]	[c.i.]
o	SMART IVRS Monthly maintenance (Tier 2)	Month	[c.i.]	[c.i.]	[c.i.]
o	Custom integration	Integration	[c.i.]	[c.i.]	[c.i.]
o	ANSWRS - Build	Build	[c.i.]	[c.i.]	[c.i.]
o	ANSWRS - Support	Month	[c.i.]	[c.i.]	[c.i.]
o	SMART hosting	System	[c.i.]	[c.i.]	[c.i.]
	Sub-Total IxRS				[c.i.]
Technology
o	System Set-up	System	[c.i.]	[c.i.]	[c.i.]
o	System Maintenance	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Technology				[c.i.]
Project Management
o	Start-up	Month	[c.i.]	[c.i.]	[c.i.]
o	Conduct	Month	[c.i.]	[c.i.]	[c.i.]
o	Closure	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Project Management				[c.i.]

	Total Estimated Service Fees				[c.i.]

	[c.i.]				[c.i.]

	Total Estimated Service Fees [c.i.]				[c.i.]

Estimated Pass-Through Costs

Clinical Start-Up Pass-through Costs
o	Print and Ship Investigator Site File to Sites	Site	[c.i.]	[c.i.]	[c.i.]
o	Translations	Page	[c.i.]	[c.i.]	[c.i.]
o	Investigator Meeting Attendance
	> USA	Meeting	[c.i.]	[c.i.]	[c.i.]
o	CRA Training	CRA	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Clinical Start Up Pass-through Costs				[c.i.]

9 of 11

Regulatory Affairs Pass-through Costs
o	IRB Site Regulatory Documents preparation/collection/ QC; includes annual renewals if needed
	North America - Local IRB	Site	[c.i.]	[c.i.]	[c.i.]
	North America - Central IRB	Site	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Regulatory Affairs Pass-through Costs				[c.i.]
Trial Master File Pass-through Costs
o	TMF System Set-up	TMF	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Trial Master File Pass-through Costs				[c.i.]
Communication Pass-through Costs
o	Sponsor Kick-off Meeting	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Sponsor Face-to-Face Meetings	Meeting	[c.i.]	[c.i.]	[c.i.]
o	CRA Teleconferences/Meetings	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Communication Pass-through Costs				[c.i.]
Study Conduct Pass-through Costs
o	Pre-study Site Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Site Initiation Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Interim Monitoring Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Site Close-Out Visits	Visit	[c.i.]	[c.i.]	[c.i.]
o	Site Management	Site Month	[c.i.]	[c.i.]	[c.i.]
o	Print & Ship study documents, quarterly to each site	Shipment	[c.i.]	[c.i.]	[c.i.]
o	DSMB Meeting Travel	Meeting	[c.i.]	[c.i.]	[c.i.]
o	Grant Payment Processing	Payment	[c.i.]	[c.i.]	[c.i.]
o	Vendor Payments	Payment	[c.i.]	[c.i.]	[c.i.]
	Sub Total Study Conduct Pass-through Costs				[c.i.]
Clinical Assessment and Training Pass-through Costs
o	CRA Co-Monitoring Visit	Visit	[c.i.]	[c.i.]	[c.i.]
o	Scale Licenses and Translation fees	Study	[c.i.]	[c.i.]	[c.i.]
o	Video Recording at IM	Video	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Clinical Assessment and Training Pass-through Costs				[c.i.]
IxRS Pass-through Costs
o	Fax confirmation notifications	Faxes	[c.i.]	[c.i.]	[c.i.]
o	Free-phone telephone number for each country (1 countries x 5 quarters)	Country * Quarter	[c.i.]	[c.i.]	[c.i.]
o	Interpreting service	Calls	[c.i.]	[c.i.]	[c.i.]
	Sub-Total IxRS Pass-through Costs				[c.i.]
Archiving Pass-through Costs
o	Shipment of completed eCRFs back to sites (archive copy, disc for EDC)	Shipment	[c.i.]	[c.i.]	[c.i.]

10 of 11

o	Shipment of completed eCRFs back to Sponsor (disc )	Shipment	[c.i.]	[c.i.]	[c.i.]
o	Final shipment of study records to Sponsor	Shipment	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Archiving Pass-through Costs				[c.i.]
Project Management Pass-through Costs
o	Start-up	Month	[c.i.]	[c.i.]	[c.i.]
o	Conduct	Month	[c.i.]	[c.i.]	[c.i.]
o	Closure	Month	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Project Management Pass-through Costs				[c.i.]
Third Party Vendor Costs
o	Central Lab	Study	[c.i.]	[c.i.]	[c.i.]
o	ECG Provider	Study	[c.i.]	[c.i.]	[c.i.]
	Sub-Total Third Party Vendors				[c.i.]
PI Fees
o	PI - Grants - Completed patients	Patient	[c.i.]	[c.i.]	[c.i.]
o	PI - Grants - Screen failure patients	Patient	[c.i.]	[c.i.]	[c.i.]
o	PI - Grants - Dropped patients	Patient	[c.i.]	[c.i.]	[c.i.]
o	Site Fees	Site	[c.i.]	[c.i.]	[c.i.]
	Sub-Total PI Fees				[c.i.]
DSMB Member Fees
o	DSMB Payments for Kick-off Meeting	Member * Meeting	[c.i.]	[c.i.]	[c.i.]
o	DSMB Payments for Interim Analysis Webex Meeting (2)	Member * Meeting	[c.i.]	[c.i.]	[c.i.]
o	DSMB Payments for Chairman Minute Preparation	Meeting	[c.i.]	[c.i.]	[c.i.]
o	DSMB Travel for Meetings (3 members, 1 F2F meetings)	Member * Meeting	[c.i.]	[c.i.]	[c.i.]
	Sub-Total DSMB Member Fees				[c.i.]

	Total Estimated Pass Through Costs				[c.i.]

	Total Estimated Budget				[c.i.]
Note that the “unit costs” are derived from the [c.i.] has been applied and therefore result from a [c.i.].
**SAEs are charged based on [c.i.] noted in the budget.
***On average there are [c.i.]follow ups per initial SAE. These are charged as incurred.

11 of 11